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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

           GTS EUROPE B.V. ANNOUNCES PROPOSED HIGH YIELD DEBT OFFERING Former Hermes Europe Railtel to Offer (E)300 Million of Senior Notes

WASHINGTON, NOVEMBER 2, 1999--Global TeleSystems Europe B.V., a subsidiary of Global TeleSystems Group, Inc. (GTS) (NYSE: GTS; Easdaq: GTSG; Frankfurt: GTS) formerly known as Hermes Europe Railtel B.V., announced today that it proposes to offer a total of up to (E)300 million of Senior Notes Due 2006 and 2009 (the "Senior Notes") in a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

The proceeds of the offering will be used for the purchase of additional network assets, business development opportunities and general corporate purposes.

The securities to be offered will not have been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to registration or an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Senior Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and outside the United States in accordance with Regulation S under the Securities Act.

ABOUT GTS
Global TeleSystems Group is the most extensive network and service operator across Europe today, serving businesses and carriers in 20 European countries with a range of broadband, Internet/IP and voice services. GTS operates the first and most extensive trans-European broadband fiber network today, with network points of presence in over 25 European cities and stretching across more than 15,000 route kilometers. Through the use of state-of-the-art dense wavelength division multiplexing (DWDM) technology, GTS operates over 118,000 active "wavelength" kilometers, making GTS a global pioneer in the use of this technology. In addition, GTS has announced plans to build Flag Atlantic-1, an advanced trans-Atlantic undersea dual cable system, in a joint venture with Flag Telecom. GTS is extending its core network deeper into key European cities through the development of City Enterprise Networks. GTS has rapidly grown through the acquisitions of Ebone, Esprit Telecom, Omnicom, NetSource and InTouch Telecom. In addition, GTS is the majority owner of Golden Telecom, which offers a variety of fixed-line and mobile telecommunications services in Russia and the Commonwealth of Independent States. Headquartered in the metropolitan Washington, D.C. area and with European headquarters in London, GTS has offices in over 70 European cities, including Brussels, Amsterdam, Paris, Berlin, Frankfurt, Milan, Madrid, Geneva, Dublin, Stockholm, Copenhagen, Oslo, Budapest, Prague and Warsaw.


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GTS Europe B.V. to Offer Senior Notes
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For further information, visit GTS's website at www.gtsgroup.net, or contact:

INVESTORS AND U.S. MEDIA
Robert Capozzi, Vice President, Investor Relations and Corporate Communications
Tel.: +1 703 236 3140; fax: +1 703 236 3606;
pager: +1 800 331 4741; e-mail: bob.capozzi@gtsgroup.com

EUROPEAN MEDIA
Glenn Manoff, Director of Communications, Europe
Tel.: +44 (0) 171 868 8973; fax: +44 (0) 171 868 8706;
mobile: +44 (0) 467 446 087; e-mail: glenn.manoff@gtseurope.com

THIS PRESS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTY. ALTHOUGH THE COMPANY BELIEVES ITS EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, NO ASSURANCE CAN BE GIVEN THAT SUCH PROJECTIONS WILL BE FULFILLED. ANY SUCH FORWARD-LOOKING STATEMENT MUST BE CONSIDERED ALONG WITH KNOWLEDGE THAT ACTUAL EVENTS OR RESULTS MAY VARY MATERIALLY FROM SUCH PREDICTIONS DUE TO, AMONG OTHER THINGS, POLITICAL, ECONOMIC OR LEGAL CHANGES IN THE MARKETS IN WHICH GTS DOES BUSINESS, COMPETITIVE DEVELOPMENTS OR RISKS INHERENT IN THE COMPANY'S BUSINESS PLAN. READERS ARE REFERRED TO THE DOCUMENTS FILED BY GTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, SPECIFICALLY THE MOST RECENT REPORTS FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND REGISTRATION STATEMENTS FILED PURSUANT TO THE SECURITIES ACT OF 1933, WHICH IDENTIFY IMPORTANT RISK FACTORS.

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